Exhibit 10.51

***	indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

CHANGE ORDER FORM

Professional Services for Control System Changes Post TCCC

PROJECT NAME: Sabine Pass LNG Stage 2 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: December 20, 2012	CHANGE ORDER NUMBER: CO-00030 DATE OF CHANGE ORDER: September 16, 2016

The Agreement between the Parties listed above is changed as follows:

1.	Per Article 6.1.B of the Agreement, Parties agree that Bechtel will implement several control system related changes identified and implemented by SPL on Subproject 1 subsequent to turnover of care, custody and control. To ensure consistency, any Scope changes related to this Change Order will be implemented on Subprojects 2-5, as detailed in Exhibit A of this Change Order.

2.	The Lump Sum Process Flare Modifications Change Order was originally transmitted as CO-00026 for a value of $***, and this value was subsequently carried forward in CO-00027, CO-00028, and CO-00029. The Lump Sum Process Flare Modifications Change Order was revised and reissued as CO-00029 for a value of $***; CO-00026 is void and will not be signed. This Change Order removes $*** for CO-00026 from the Net change by previously authorized Change Orders value shown below. Exhibit B shows the calculations for this correction.

3.	The cost breakdown for this scope of work is detailed in Exhibit C of this Change Order.

4.	Schedule C-1 (Milestone Payment Schedule) of Attachment D of the Agreement will be amended by including the milestone(s) listed in Exhibit C of this Change Order.

Adjustment to Contract Price

The original Contract Price was		$3,769,000,000
Net change by previously authorized Change Orders (#0001-00029)	$	***
The Contract Price prior to this Change Order was	$	***
The Contract Price will be (increased) by this Change Order in the amount of	$	***
The new Contract Price including this Change Order will be		$3,862,752,957

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary) N/A

Adjustment to Payment Schedule: Yes. See Exhibit D.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:

[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials:

/s/ DV Contractor /s/EL Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:         Contractor         Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ Dena Volovar
Owner	Contractor

Ed Lehotsky	Dena Volovar
Name	Name

SVP LNG E&C	Principal Vice President
Title	Title

October 5, 2016	September 16, 2016
Date of Signing	Date of Signing

CHANGE ORDER FORM

Marine Flare Study

PROJECT NAME: Sabine Pass LNG Stage 2 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: December 20, 2012	CHANGE ORDER NUMBER: CO-00031 DATE OF CHANGE ORDER: September 16, 2016

The Agreement between the Parties listed above is changed as follows:

1.	Per Article 6.1.B of the Agreement, Parties agree that Bechtel will perform a cost analysis study for the retrofitting of the existing marine flare with a 90 psig High Pressure Air Assist (HPAA) system.

2.	Per Article 6.1.B of the Agreement, Parties agree that Bechtel will perform a cost analysis study for the installation of a new standalone low pressure proprietary air assist system (AFTA).

3.	This Change Order includes only the professional service hours associated with the two cost analysis studies listed above.

4.	The cost breakdown for this scope of work is detailed in Exhibit A of this Change Order.

5.	Schedule C-1 (Milestone Payment Schedule) of Attachment B of the Agreement will be amended by including the milestone(s) listed in Exhibit C of this Change Order.

Adjustment to Contract Price

The original Contract Price was	$3,769,000,000
Net change by previously authorized Change Orders (#0001-00030)	$93,752,957
The Contract Price prior to this Change Order was	$3,862,752,957
The Contract Price will be (increased) by this Change Order in the amount of	$198,905
The new Contract Price including this Change Order will be	$3,862,951,862

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A based on the study scope of this Change Order

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary) N/A

Adjustment to Payment Schedule: Yes. See Exhibit B.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:

[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials:

/s/ SB Contractor /s/ EL Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:         Contractor        Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ Sergio Buoncristiano
Owner	Contractor

Ed Lehotsky	Sergio Buoncristiano
Name	Name

SVP LNG E&C	Sr. Vice President
Title	Title

October 5, 2016	September 19, 2016
Date of Signing	Date of Signing

CHANGE ORDER FORM

Operational Spare Part Provisional Sum Closeout

PROJECT NAME: Sabine Pass LNG Stage 2 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: December 20, 2012	CHANGE ORDER NUMBER: CO-00032 DATE OF CHANGE ORDER: November 3, 2016

The Agreement between the Parties listed above is changed as follows:

1.	The value of the Operating Spare Part Provisional Sum in the Agreement was U.S. $11,100,000. Parties now agree to close this Provisional Sum. Actual cost for the Operational Spare Parts was $0. The contract price will be decreased by $11,766,000 which reflects the closure of the provisional sum and credit for the 6% fee.

2.	The Provisional Sum breakdown is described as follows:

a.	The previous Operating Spare Part Provisional Sum specified in Article 2.3 of Attachment EE, Schedule EE-2, of the Agreement was U.S. $11,766,000. The Operating Spare Part Provisional Sum will be reduced by U.S. $11,766,000. The new value of the Operating Spare Part Provisional Sum will be $0.

b.	The Parties agree to adjust the Aggregate Provisional Sum specified in Article 7.1A of the Agreement which prior to this Change Order was Two Hundred Eighty Million, Five Hundred Twenty-Two Thousand, Seven Hundred Twenty-Six U.S. Dollars (U.S.$280,522,726). This Change Order will decrease the Aggregate Provisional Sum amount by Eleven Million, Seven Hundred Sixty-Six Thousand U.S. Dollars (U.S.$11,766,000) and the new Aggregate Provisional Sum value shall be Two Hundred Sixty-Eight Million, Seven Hundred Fifty-Six Thousand, Seven Hundred Twenty-Six U.S. Dollars (U.S. $268,756,726).

3.	The overall cost breakdown for this closure of the Provisional Sum is detailed in Exhibit A.

4.	Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit B of this Change Order.

Adjustment to Contract Price

The original Contract Price was	$3,769,000,000
Net change by previously authorized Change Orders (#0001-00031)	$93,951,862
The Contract Price prior to this Change Order was	$3,862,951,862
The Contract Price will be (decreased) by this Change Order in the amount of	$(11,766,000)
The new Contract Price including this Change Order will be	$3,851,185,862

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary) N/A

Adjustment to Payment Schedule: Yes. See Exhibit B.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:

[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials:

/s/ BT Contractor /s/ EL Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:          Contractor          Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ Bhupesh Thakkar
Owner	Contractor

Ed Lehotsky	Bhupesh Thakkar
Name	Name

SVP LNG E&C	Senior Project Manager
Title	Title

November 28, 2016	November 4, 2016
Date of Signing	Date of Signing